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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 24, 2003

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-21831               22-3375134
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 (State or other jurisdiction          (Commission            (IRS Employer
         of incorporation)             File Number)          Identification No.)




2 Andrews Drive, West Paterson, NJ                                     07424
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     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (973) 256-8181
                                                    ----------------------------


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          (Former name or former address, if changes since last report)

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ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release of the Company dated November 24, 2003


ITEM 9.  Regulation FD Disclosure

         On November 24, 2003, Interactive Systems Worldwide Inc. (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing a $3.9 million private placement of 7.5% convertible debentures, common stock and warrants.

         Such information, including the exhibit attached hereto under "Item 7. Financial Statements and Exhibits" shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERACTIVE SYSTEMS WORLDWIDE INC
                                            ---------------------------------
                                                      (Registrant)


Date: November 24, 2003                     By: /s/ Bernard Albanese
                                                -----------------------------

                                                     Bernard Albanese
                                                     President

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                                INDEX TO EXHIBITS

Exhibit Number           Description of Document
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99.1                     Press release of the Company dated November 24, 2003